FOURTH AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT

This Fourth Amendment to Amended and Restated Revolving Credit Agreement (herein, the “Amendment”) is entered into as of September 6, 2013, by and among World Acceptance Corporation, a South Carolina corporation (the “Borrower”), Bank of America, N.A. together with the other financial institutions a party hereto (the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent for the Lenders (the “Administrative Agent”).
PRELIMINARY STATEMENTS
A.The Borrower, the Lenders, and the Administrative Agent are parties to a certain Amended and Restated Revolving Credit Agreement, dated as of September 17, 2010, as amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
B.    The Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    AMENDMENTS.
Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:
1.1.    The following definitions in Section 5.1 of the Credit Agreement (Definitions) shall be amended and restated as follows:
“Termination Date” means November 19, 2015, or such earlier date on which the Commitments are terminated in whole pursuant to Sections 2.9, 9.3 or 9.4 hereof.
“Excess Availability Percentage” means 15%.

1.2.    Section 8.7 of the Credit Agreement (Consolidated Net Worth) shall be amended and restated in its entirety to read as follows:
Section 8.7. Consolidated Net Worth. The Borrower will at all times keep and maintain Consolidated Net Worth at an amount not less than the Minimum Net Worth. For purposes of this Section, “Minimum Net Worth” shall be $275,000,000.
1.3.    Section 8.18(g) of the Credit Agreement (Investments-Mexico) shall be amended and restated in its entirety to read as follows:
(g)    Investments by the Borrower in WAC de México, S.A. de C.V., SOFOM, ENR and Servicios World Acceptance Corporation de México, S. de R.L. de C.V. (collectively, the “Mexican Subsidiaries”) in an aggregate amount not to exceed $80,000,000 at any one time outstanding; and
SECTION 2.    CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which the following conditions precedent have been satisfied being referred to herein as the “Effective Date”):
2.1.    The Borrower, the Lenders, shall have executed and delivered this Amendment to the Administrative Agent.
2.2.    The Restricted Subsidiaries parties to the Subsidiary Guaranty Agreement shall have executed and delivered to the Administrative Agent their consent to this Amendment in the form set forth below.
2.3.    World Finance Company of Mississippi, LLC (“Joining Subsidiary”) shall have executed and delivered to the Administrative Agent a joinder to the Subsidiary Guaranty and a joinder to the Subsidiary Security Agreement.
2.4.    The Administrative Agent shall have received (i) copies of the Joining Subsidiary’s articles of organization and operating agreement and any amendments thereto, certified in each instance by its Secretary or Assistant Secretary, (ii) certified copies of resolutions of the Board of Directors of Joining Subsidiary authorizing the execution and delivery of this the documents listed in Section 2.4 above, indicating the authorized signers of such documents and all other documents relating thereto, (iii) a certificate of good standing certified by the appropriate governmental officer in the jurisdiction of Joining Subsidiary’s organization and each state in which it is authorized to do business as a foreign corporation and (iv) UCC, judgment and tax lien searches against Joining Subsidiary in the jurisdiction of Joining Subsidiary’s organization and each state in which it is authorized to do business as a foreign corporation.
2.5.    Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.
Upon the satisfaction of the conditions precedent set forth above on the Effective Date, all loans outstanding under the Credit Agreement shall remain outstanding as the initial Borrowing of Loans under this Agreement and the Lenders each agree to make such purchases and sales of interests in the outstanding Loans between themselves so that each Lender is then holding its relevant pro rata share of outstanding Loans based on their Commitments as in effect after giving effect hereto. Such purchases and sales shall be arranged through the Administrative Agent and each Lender hereby agrees to execute such further instruments and documents, if any, as the Administrative Agent may reasonably request in connection therewith.
SECTION 3.    REPRESENTATIONS.
In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent, the Collateral Agent, and the Lenders that as of the date hereof, after giving effect to the amendments set forth in Section 1 above, (a) the representations and warranties set forth in Section 6 of the Credit Agreement and in the other Loan Documents are and shall be and remain true and correct (except that the representations contained in Section 6.6 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Agent) and (b) the Borrower and the Guarantors are in compliance with the terms and conditions of the Credit Agreement and the other Loan Documents and no Default or Event of Default exists or shall result after giving effect to this Amendment.
SECTION 4.    MISCELLANEOUS.
4.1.    Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2.    The Borrower heretofore executed and delivered, among other things, the Company Security Agreement and hereby acknowledges and agrees that the security interests and liens created and provided for therein secure the payment and performance of the Obligations under the Credit Agreement as amended hereby, which are entitled to all of the benefits and privileges set forth therein. Without limiting the foregoing, the Borrower acknowledges that the “Secured Indebtedness” as defined in, and secured by the Collateral pursuant to, the Company Security Agreement shall be deemed amended to include all “Obligations” as defined in the Credit Agreement as amended hereby.
4.3.    The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents to be executed and delivered in connection herewith, including the fees and expenses of counsel for the Administrative Agent.
4.4.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois (without regard to principles of conflicts of laws).
[SIGNATURE PAGE TO FOLLOW]

This Amendment is entered into as of the date and year first above written.

WORLD ACCEPTANCE CORPORATION

By	/s/ A. Alexander McLean III
A. Alexander McLean III, Chief Executive Officer

Accepted and agreed to.

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent and Collateral Agent

By	/s/ William M. Laird
William M. Laird, Senior Vice President

[Signature Page to Fourth Amendment to Amended and Restated Revolving Credit Agreement]

BANK OF AMERICA, N.A.

By
Name
Title

BANK OF MONTREAL

By
Name
Title

CAPITAL ONE, NATIONAL ASSOCIATION

By
Name
Title

TD BANK, NA

By
Name
Title

BRANCH BANKING AND TRUST COMPANY

By
Name
Title

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By
Name
Title

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By
Name
Title

ACKNOWLEDGMENT AND CONSENT
Each of the undersigned is a Restricted Subsidiary of World Acceptance Corporation who has executed and delivered to the Collateral Agent, the Administrative Agent, and the Lenders the Subsidiary Guaranty Agreement and the Subsidiary Security Agreement. Each of the undersigned hereby acknowledges and consents to the Fourth Amendment to Amended and Restated Revolving Credit Agreement set forth above and confirms that the Loan Documents executed by it, and all of its obligations thereunder, remain in full force and effect, and that the security interests and liens created and provided for therein continue to secure the payment and performance of the Obligations of the Borrower under the Credit Agreement after giving effect to the Amendment. Without limiting the foregoing, each of the undersigned acknowledges that (a) the “Secured Indebtedness” as defined in, and secured by the Collateral pursuant to, the Subsidiary Security Agreement shall be deemed amended to include all “Obligations” as defined in the Credit Agreement as amended by the Fourth Amendment to Amended and Restated Revolving Credit Agreement set forth above and (b) the “Guaranteed Indebtedness” as defined in the Subsidiary Guaranty Agreement shall be deemed amended to include all “Obligations” as defined in the Credit Agreement as amended by the Fourth Amendment to Amended and Restated Revolving Credit Agreement set forth above.
[SIGNATURE PAGE TO ACKNOWLEDGEMENT AND CONSENT TO FOLLOW]

Each of the undersigned acknowledges that the Collateral Agent, the Administrative Agent, and the Lenders are relying on the foregoing in entering into the Fourth Amendment to Amended and Restated Revolving Credit Agreement set forth above.
Dated as of September 6, 2013.

World Acceptance Corporation of Alabama
World Acceptance Corporation of Missouri
World Finance Corporation of Georgia
World Finance Corporation of Louisiana
World Acceptance Corporation of Oklahoma, Inc.
World Finance Corporation of South Carolina
World Finance Corporation of Tennessee
WFC of South Carolina, Inc.
World Finance Corporation of Illinois
World Finance Corporation of New Mexico
World Finance Corporation of Kentucky
World Finance Corporation of Colorado
World Finance Corporation of Wisconsin
WFC Services, Inc.
World Finance Corporation of Texas
World Finance Company of Indiana, LLC
World Finance Company of Mississippi, LLC

By: /s/ A. Alexander McLean III
A. Alexander McLean III, its Chief Executive Officer

WFC Limited Partnership

By WFC of South Carolina, Inc.,
as sole general partner
By: /s/ A. Alexander McLean III
A. Alexander McLean III, its Chief Executive Officer